UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2005

FIRSTWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5775 Glenridge Drive Building E, Suite 400 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 770-250-0360

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
Item 7.01    Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01.

On February 6, 2006, Firstwave Technologies, Inc. issued a press release accompanied by a CEO letter announcing financial results for the fourth quarter of 2005. The full text of the press release is furnished as Exhibit 99.1 and the CEO letter is furnished as Exhibit 99.2 attached hereto and incorporated by reference into this report.

The information included and incorporated by reference into this Report is being furnished pursuant to “Item 2.02: Results of Operations and Financial Condition” of Form 8-K. This information shall not be deemed “filed” or incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth in such filing.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release, dated February 6, 2006, issued by Firstwave Technologies, Inc., reporting financial results for the fourth quarter of 2005.
99.2	CEO Letter, dated February 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC. By: /s/ David G. Kane David G. Kane Controller

Date: February 6, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 6, 2006, issued by Firstwave Technologies, Inc., reporting financial results for the fourth quarter of 2005.
99.2	CEO Letter, dated February 6, 2006